Exhibit 99.1

For more information, contact:

For media inquiries

Name: McCall Butler

AT&T Corporate and Financial Communications

Phone: 404-986-0456

Email: mb8191@att.com

For noteholder inquiries

Global Bondholder Services Corporation

Phone: 866-470-3900 (toll free)

             212-430-3774 (collect)

Email: contact@gbsc-usa.com

AT&T INC. ANNOUNCES RESULTS OF EARLY TENDERS IN EXCHANGE OFFERS

Dallas, Texas, November 16, 2017 — AT&T Inc. (NYSE: T) (“AT&T”) announced today the results of the early tenders in its private offers to exchange forty-six series of notes across two series of exchange offers and the solicitation of consents to amend indentures governing certain series of notes, each as detailed below.

MATURITY EXTENSION EXCHANGE OFFERS

In the first series of exchange offers, the “Maturity Extension Exchange Offers”, AT&T has offered to (i) exchange (the “Maturity Extension Pool 1 Offer”) the eleven series of notes described in the table below (collectively, the “Maturity Extension Pool 1 Notes”) for a new series of AT&T’s senior notes to be due in 2028 (the “New 2028 Notes”). The aggregate principal amount of Maturity Extension Pool 1 Notes that are accepted for exchange will be based on the order of acceptance priority for such series as set forth in the table below, and such that the aggregate principal amount of Maturity Extension Pool 1 Notes accepted in the Maturity Extension Pool 1 Offer results in the issuance of New 2028 Notes in an amount not exceeding $4,000,000,000;

Title of Security	Issuer	CUSIP Number	Principal Amount Outstanding	Acceptance Priority Level	Principal Amount Tendered (1)
Pool 1 Notes

5.000% Global Notes due 2021	AT&T Inc.	00206RDA7	$1,430,308,000	1	$310,428,000

5.000% Senior Notes due 2021	DIRECTV Holdings LLC, DIRECTV Financing Co., Inc.	25459HBA2	$69,532,000	2	$29,608,000

4.600% Global Notes due 2021	AT&T Inc.	00206RCZ3	$928,055,000	3	$245,334,000

4.600% Senior Notes due 2021	DIRECTV Holdings LLC, DIRECTV Financing Co., Inc.	25459HAW5	$71,879,000	4	$34,004,000

November 16, 2017

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4.450% Global Notes due 2021	AT&T Inc.	00206RAX0	$1,250,000,000	5	$396,601,000

3.875% Global Notes due 2021	AT&T Inc.	00206RAZ5	$1,500,000,000	6	$327,552,000

5.200% Global Notes due 2020	AT&T Inc.	00206RCY6	$1,154,179,000	7	$262,531,000

5.200% Senior Notes due 2020	DIRECTV Holdings LLC, DIRECTV Financing Co., Inc.	25459HAT2; 25459HAR6; U25398AH8	$145,735,000	8	$88,741,000

2.800% Global Notes due 2021	AT&T Inc.	00206RCR1	$2,000,000,000	9	$303,386,000

2.450% Global Notes due 2020	AT&T Inc.	00206RCL4	$3,000,000,000	10	$245,989,000

Floating Rate Global Notes due 2020	AT&T Inc.	00206RCK6	$750,000,000	11	$63,281,000

(1) The aggregate principal amount of each series of Maturity Extension Pool 1 Notes that have been validly tendered for exchange and not validly withdrawn, as of 5:00 p.m., New York City time, on November 15, 2017 (the “Early Participation Date”), based on information provided by the exchange agent to AT&T.

and (ii) exchange (the “Maturity Extension Pool 2 Offer”) the seven series of notes described in the table below (collectively, the “Maturity Extension Pool 2 Notes” and, together with the Maturity Extension Pool 1 Notes, the “Old Maturity Extension Notes”) for a new series of AT&T’s senior notes to be due in 2030 (the “New 2030 Notes” and, together with the New 2028 Notes, the “New Maturity Extension Notes”). The aggregate principal amount of Maturity Extension Pool 2 Notes that are accepted for exchange will be based on the order of acceptance priority for such series as set forth in the table below, and such that the aggregate principal amount of Maturity Extension Pool 2 Notes accepted in the Maturity Extension Pool 2 Offer results in the issuance of New 2030 Notes in an amount not exceeding $4,000,000,000.

Title of Security	Issuer	CUSIP Number	Principal Amount Outstanding	Acceptance Priority Level	Principal Amount Tendered(1)
Pool 2 Notes

Zero Coupon Senior Notes due 2022	AT&T Inc.	00206RAE2	$1,029,000,000	1	$437,000,000

3.800% Global Notes due 2022	AT&T Inc.	00206RDB5	$1,414,801,000	2	$401,475,000

3.800% Senior Notes due 2022	DIRECTV Holdings LLC, DIRECTV Financing Co., Inc.	25459HBF1; 25459HBD6; U25398AL9	$85,001,000	3	$19,943,000

3.600% Global Notes due 2023	AT&T Inc.	00206RCS9	$2,600,000,000	4	$709,784,000

3.000% Global Notes due 2022 (February)	AT&T Inc.	00206RBD3	$1,850,000,000	5	$390,872,000

3.000% Global Notes due 2022 (June)	AT&T Inc.	00206RCM2	$2,750,000,000	6	$788,330,000

2.625% Global Notes due 2022	AT&T Inc.	00206RBN1	$1,500,000,000	7	$379,794,000

(1) The aggregate principal amount of each series of Maturity Extension Pool 2 Notes that have been validly tendered for exchange and not validly withdrawn, as the Early Participation Date, based on information provided by the exchange agent to AT&T.

November 16, 2017

© 2017 AT&T Intellectual Property. All rights reserved. AT&T and the Globe logo are registered trademarks of AT&T Intellectual Property.                                 Page 2

In addition, holders whose Old Maturity Extension Notes are accepted for exchange will receive in cash accrued and unpaid interest from the last applicable interest payment date to, but excluding, the date on which the exchange of such Old Maturity Extension Notes is settled, and amounts due in lieu of fractional amounts of New Maturity Extension Notes.

The amount of outstanding Old Maturity Extension Notes validly tendered and not validly withdrawn as of the Early Participation Date, as reflected in the tables above, satisfied the minimum tender condition in each of the Maturity Extension Exchange Offers.

The Maturity Extension Exchange Offers are being conducted upon the terms and subject to the conditions set forth in an offering memorandum (the “Maturity Extension Offering Memorandum”), dated October 30, 2017, as amended by AT&T’s press release, dated as of November 13, 2017 and the related letter of transmittal (the “Maturity Extension Letter of Transmittal”).

OPCO AND AT&T EXCHANGE OFFERS

In the second series of exchange offers, the “OpCo and AT&T Exchange Offers”, AT&T has offered to (i) exchange (the “Obligor Exchange Offer”) the twenty-one series of notes described in the table below (collectively, the “OpCo Notes”) issued by certain of AT&T’s wholly-owned subsidiaries, for new series of senior notes to be issued by AT&T (the “New AT&T Obligor Notes”);

Title of Series of OpCo Notes	Issuer	CUSIP Number	Principal Amount Outstanding	Principal Amount Tendered (1)
OpCo Notes

7.120% Debentures, due July 15, 2097	BellSouth, LLC(2)	079857AF5	$262,288,000	$85,856,000

6.650% Zero-to-Full Debentures, due December 15, 2095	BellSouth Telecommunications, LLC(3)	079867AS6	$105,009,000	$32,050,000

7.000% Debentures, due December 1, 2095	BellSouth Telecommunications, LLC(3)	079867AP2	$142,320,000	$45,534,000

5.850% Debentures due November 15, 2045	BellSouth Telecommunications, LLC(3)	079867AN7	$86,995,000	$379,000

5.950% Debentures due January 15, 2038	Ameritech Capital Funding Corporation	030955AP3	$11,589,000	$8,040,000

6.000% Notes due 2034	BellSouth, LLC(4)	079860AK8	$316,485,000	$71,342,000

6.550% Notes due 2034	BellSouth, LLC(4)	079860AE2	$343,356,000	$143,801,000

7.125% Senior Notes due 2031	AT&T Mobility LLC(5)	17248RAJ5	$509,890,000	$148,730,000

8.250% Senior Notes due November 15, 2031(6)	AT&T Corp.	001957BD0; U03017BC0	$520,570,000	$217,786,000

6.875% Notes due 2031	BellSouth, LLC(4)	079860AD4	$324,797,000	$169,287,000

November 16, 2017

© 2017 AT&T Intellectual Property. All rights reserved. AT&T and the Globe logo are registered trademarks of AT&T Intellectual Property.                                 Page 3

8.750% Senior Notes due 2031	New Cingular Wireless Services, Inc.(7)	00209AAF3; U0027MAC1	$822,103,000	$216,393,000

7.875% Debentures due 2030	BellSouth, LLC(2)	079857AH1	$359,881,000	$201,852,000

6.500% Notes due 2029	AT&T Corp.	001957AW9	$137,634,000	$6,820,000

6.375% Debentures, due June 1, 2028	BellSouth Telecommunications, LLC(3)	079867AW7	$333,550,000	$95,418,000

6.550% Debentures due January 15, 2028	Ameritech Capital Funding Corporation	030955AN8	$257,612,000	$114,586,000

6.875% Debentures due 2027	Ameritech Capital Funding Corporation	030955AJ7	$67,413,000	$11,001,000

6.040% Debentures, due November 15, 2026	BellSouth, LLC(2)	079857AC2	$4,295,000	$15,000

7.300% Debentures due August 15, 2026	Indiana Bell Telephone Company, Incorporated	454614AK4	$83,316,000	$21,270,000

7.125% Debentures due March 15, 2026(6)	Pacific Bell Telephone Company(8)	694032AT0	$625,000,000	$257,200,000

7.000% Debentures, due October 1, 2025	BellSouth Telecommunications, LLC(3)	079867AM9	$167,718,000	$55,006,000

7.850% Debentures due January 15, 2022	Michigan Bell Telephone Company	594185AQ3	$200,000,000	$83,184,000

(1) The aggregate principal amount of each series of OpCo Notes that have been validly tendered for exchange pursuant to the Obligor Exchange Offer and not validly withdrawn, as of the Early Participation Date, based on information provided by the exchange agent to AT&T.

(2) The 7.120% Debentures, due July 15, 2097, the 7.875% Debentures due 2030 and the 6.040% Debentures, due November 15, 2026, were originally issued by BellSouth Capital Funding Corporation, which subsequently merged with and into BellSouth Corporation, which subsequently converted to BellSouth, LLC.

(3) BellSouth Telecommunications, LLC converted from BellSouth Telecommunications, Inc.

(4) The 6.000% Notes due 2034, the 6.550% Notes due 2034 and the 6.875% Notes due 2031 were originally issued by BellSouth Corporation, which subsequently converted to BellSouth, LLC.

(5) AT&T Mobility LLC was formerly known as Cingular Wireless LLC.

(6) The 8.250% Senior Notes due November 15, 2031 (with an initial interest rate of 8.000%) and the 7.125% Debentures due March 15, 2026 are fully, unconditionally and irrevocably guaranteed by AT&T.

(7) New Cingular Wireless Services, Inc. was formerly known as AT&T Wireless Services, Inc.

(8) Pacific Bell Telephone Company was formerly known as Pacific Bell.

and (ii) exchange (the “New 2046 Exchange Offer”) the OpCo Notes and the seven series of notes described under the heading “Old AT&T Notes” in the table below (the “Old AT&T Notes” and, together with the OpCo Notes and the Old Maturity Extension Notes, the “Old Notes”) for a new series of AT&T’s senior notes to be due in 2046 (the “New 2046 Notes” and, together with the New AT&T Obligor Notes and the New Maturity Extension Notes, the “New Notes”).

Title of Security	Issuer	CUSIP Number	Principal Amount Outstanding	Principal Amount Tendered(1)
OpCo Notes

7.120% Debentures, due July 15, 2097	BellSouth, LLC(2)	079857AF5	$262,288,000	$86,501,000

6.650% Zero-to-Full Debentures, due December 15, 2095	BellSouth Telecommunications, LLC(3)	079867AS6	$105,009,000	$31,375,000

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© 2017 AT&T Intellectual Property. All rights reserved. AT&T and the Globe logo are registered trademarks of AT&T Intellectual Property.                                 Page 4

7.000% Debentures, due December 1, 2095	BellSouth Telecommunications, LLC(3)	079867AP2	$142,320,000	$19,516,000

5.850% Debentures due November 15, 2045	BellSouth Telecommunications, LLC(3)	079867AN7	$86,995,000	$34,134,000

5.950% Debentures due January 15, 2038	Ameritech Capital Funding Corporation	030955AP3	$11,589,000	———

6.000% Notes due 2034	BellSouth, LLC(4)	079860AK8	$316,485,000	$17,749,000

6.550% Notes due 2034	BellSouth, LLC(4)	079860AE2	$343,356,000	$42,545,000

7.125% Senior Notes due 2031	AT&T Mobility LLC(5)	17248RAJ5	$509,890,000	$70,045,000

8.250% Senior Notes due November 15, 2031(6)	AT&T Corp.	001957BD0; U03017BC0	$520,570,000	$98,800,000

6.875% Notes due 2031	BellSouth, LLC(4)	079860AD4	$324,797,000	$29,678,000

8.750% Senior Notes due 2031	New Cingular Wireless Services, Inc.(7)	00209AAF3; U0027MAC1	$822,103,000	$146,211,000

7.875% Debentures due 2030	BellSouth, LLC(2)	079857AH1	$359,881,000	$36,550,000

6.500% Notes due 2029	AT&T Corp.	001957AW9	$137,634,000	$9,875,000

6.375% Debentures, due June 1, 2028	BellSouth Telecommunications, LLC(3)	079867AW7	$333,550,000	$22,334,000

6.550% Debentures due January 15, 2028	Ameritech Capital Funding Corporation	030955AN8	$257,612,000	$38,821,000

6.875% Debentures due 2027	Ameritech Capital Funding Corporation	030955AJ7	$67,413,000	$13,033,000

6.040% Debentures, due November 15, 2026	BellSouth, LLC(2)	079857AC2	$4,295,000	———

7.300% Debentures due August 15, 2026	Indiana Bell Telephone Company, Incorporated	454614AK4	$83,316,000	$33,983,000

7.125% Debentures due March 15, 2026(6)	Pacific Bell Telephone Company(8)	694032AT0	$625,000,000	$87,983,000

7.000% Debentures, due October 1, 2025	BellSouth Telecommunications, LLC(3)	079867AM9	$167,718,000	$7,145,000

7.850% Debentures due January 15, 2022	Michigan Bell Telephone Company	594185AQ3	$200,000,000	$14,016,000

Old AT&T Notes

6.550% Global Notes due 2039	AT&T Inc.	00206RAS1	$770,544,000	$260,481,000

6.400% Global Notes due 2038	AT&T Inc.	00206RAN2	$261,352,000	$32,316,000

6.300% Global Notes due 2038	AT&T Inc.	00206RAG7	$1,064,659,000	$215,284,000

6.500% Global Notes due 2037	AT&T Inc.	00206RAD4	$657,765,000	$245,667,000

6.800% Notes due 2036	AT&T Inc.	00206RAB8	$149,975,000	$21,645,000

6.150% Global Notes due 2034	AT&T Inc.(9)	78387GAQ6	$420,058,000	$63,958,000

6.450% Global Notes due 2034	AT&T Inc.(9)	78387GAM5	$313,177,000	$60,621,000

(1) The aggregate principal amount of each series of OpCo Notes or Old AT&T Notes that have been validly tendered for exchange pursuant to the New 2046 Exchange Offer and not validly withdrawn as of the Early Participation Date, based on information provided by the exchange agent to AT&T.

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(2) The 7.120% Debentures, due July 15, 2097, the 7.875% Debentures due 2030 and the 6.040% Debentures, due November 15, 2026, were originally issued by BellSouth Capital Funding Corporation, which subsequently merged with and into BellSouth Corporation, which subsequently converted to BellSouth, LLC.

(3) BellSouth Telecommunications, LLC converted from BellSouth Telecommunications, Inc.

(4) The 6.000% Notes due 2034, the 6.550% Notes due 2034 and the 6.875% Notes due 2031 were originally issued by BellSouth Corporation, which subsequently converted to BellSouth, LLC.

(5) AT&T Mobility LLC was formerly known as Cingular Wireless LLC.

(6) The 8.250% Senior Notes due November 15, 2031 (with an initial interest rate of 8.000%) and the 7.125% Debentures due March 15, 2026 are fully, unconditionally and irrevocably guaranteed by AT&T.

(7) New Cingular Wireless Services, Inc. was formerly known as AT&T Wireless Services, Inc.

(8) Pacific Bell Telephone Company was formerly known as Pacific Bell.

(9) AT&T Inc. was formerly known as SBC Communications Inc.

In connection with the OpCo and AT&T Exchange Offers, AT&T is also soliciting consents (the “Consent Solicitations”) from holders of the OpCo Notes to eliminate substantially all of the restrictive covenants in the indentures governing the OpCo Notes (the “OpCo Indentures”). As of the Early Participation Date, the necessary consents to adopt the proposed amendments to the relevant OpCo Indentures with respect to each of the following OpCo Notes were obtained: (i) 7.120% Debentures, due July 15, 2097 of BellSouth, LLC, (ii) 5.950% Debentures due January 15, 2038 of Ameritech Capital Funding Corporation, (iii) 6.550% Notes due 2034 of BellSouth, LLC, (iv) 8.250% Senior Notes due November 15, 2031 of AT&T Corp., (v) 6.875% Notes due 2031 of BellSouth, LLC, (vi) 7.875% Debentures due 2030 of BellSouth, LLC, (vii) 6.550% Debentures due January 15, 2028 of Ameritech Capital Funding Corporation, (viii) 7.300% Debentures due August 15, 2026 of Indiana Bell Telephone Company, Incorporated and (ix) 7.125% Debentures due March 15, 2026 of Pacific Bell Telephone Company. AT&T has decided to waive the Requisite Consent condition (as defined in the OpCo and AT&T Offering Memorandum (as defined below)) with respect to all series of OpCo Notes other than the 6.040% Debentures, due November 15, 2026. As a result, the proposed amendments will become effective on the settlement date with respect to any series of OpCo Notes for which the necessary consents are received. If the proposed amendments to the OpCo Indentures are adopted, all OpCo Notes not tendered or not accepted for exchange will be governed by amended indentures, which will have less restrictive terms and afford reduced protections to the holders of those securities compared to those currently in the OpCo Indentures.

No accrued but unpaid interest will be paid on any OpCo Notes in connection with the Obligor Exchange Offer. However, interest on the applicable New AT&T Obligor Note will accrue from and include the most recent interest payment date of the tendered OpCo Note.

The OpCo and AT&T Exchange Offers are being conducted upon the terms and subject to the conditions set forth in an offering memorandum (the “OpCo and AT&T Offering Memorandum” and, together with the Maturity Extension Offering Memorandum, the “Offering Memoranda”), dated October 30, 2017, as amended by AT&T’s press release, dated as of November 13, 2017 and the related letter of transmittal and consent (the “OpCo and AT&T Letter of Transmittal” and, together with the Maturity Extension Letter of Transmittal, the “Letters of Transmittal”).

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© 2017 AT&T Intellectual Property. All rights reserved. AT&T and the Globe logo are registered trademarks of AT&T Intellectual Property.                                 Page 6

The amount of outstanding Old Notes validly tendered and not validly withdrawn as of the Early Participation Date, as reflected in the tables above, satisfied the minimum tender condition in the New 2046 Exchange Offer.

TERMS OF THE EXCHANGE OFFERS

The Maturity Extension Exchange Offers and the OpCo and AT&T Exchange Offers (collectively, the “Exchange Offers”) are only made, and the New Notes are only being offered and will only be issued, and copies of the offering documents will only be made available, to a holder of Old Notes who has certified its status as either (a) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or (b) (i) a person who is not a “U.S. person” as defined under Regulation S under the Securities Act, or a dealer or other professional fiduciary organized, incorporated or (if an individual) residing in the United States holding a discretionary account or similar account (other than an estate or trust) for the benefit or account of a non-“U.S. person”, (ii) if located or resident in any Member State of the European Economic Area which has implemented Directive 2003/71/EC, as amended, including by Directive 2010/73/EU (the “Prospectus Directive”), a “qualified investor” as defined in the Prospectus Directive and (iii) if located or resident in Canada, is located or resident in a province of Canada and is an “accredited investor” as such term is defined in National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”), and, if resident in Ontario, section 73.3(1) of the Securities Act (Ontario), in each case, that is not an individual unless that person is also a “permitted client” as defined in National Instrument 31-103—Registration Requirements, Exemptions and Ongoing Registrant Obligations (“NI 31-103”) (each, an “Eligible Holder”).

The Exchange Offers and Consent Solicitations will expire at 11:59 p.m., New York City time, on November 28, 2017, unless extended or earlier terminated by AT&T. In accordance with the terms of the Exchange Offers and Consent Solicitations, the withdrawal deadline relating to the Exchange Offers and Consent Solicitations occurred at 5:00 p.m. New York City time on November 13, 2017. As a result, tendered Old Notes may no longer be withdrawn, except in certain limited circumstances where additional withdrawal rights are required by law (as determined by AT&T).

The New Notes have not been registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. The Exchange Offers are being made solely by the Offering Memoranda and the Letters of Transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.

November 16, 2017

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In the United Kingdom, this press release is only being communicated to, and any other documents or materials relating to the Exchange Offers are only being distributed to and are only directed at, (i) persons who are outside the United Kingdom, (ii) investment professionals falling within Article 19(5) of the Financial Services and Markets Act (Financial Promotion) Order 2005, as amended (the “Order”) or (iii) high net worth entities, and other persons to whom it may lawfully be communicated, falling within Articles 49(2)(a) to (d) of the Order (all such persons together being referred to as “relevant persons”). Any investment or investment activity to which this announcement relates is available only to relevant persons and will be engaged in only with relevant persons. Any person who is not a relevant person should not act or rely on this announcement or any of its contents.

Documents relating to the Exchange Offers will only be distributed to holders of Old Notes who complete and return a letter of eligibility confirming that they are Eligible Holders. Holders of Old Notes who desire a copy of the eligibility letter may contact Global Bondholder Services Corporation, the exchange agent and information agent for the Exchange Offers, at (866) 470-3900 (toll-free) or (212) 430-3774 (collect) or by email at contact@gbsc-usa.com.

###

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this news release contains forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in AT&T’s filings with the Securities and Exchange Commission and in the Offering Memoranda related to the Exchange Offers. AT&T disclaims any obligation to update or revise statements contained in this news release based on new information or otherwise.

November 16, 2017

© 2017 AT&T Intellectual Property. All rights reserved. AT&T and the Globe logo are registered trademarks of AT&T Intellectual Property.                                 Page 8